SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549




                             FORM 8-K


                          Current Report

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): May 10, 1996
                                                  ------------



                 TRINET CORPORATE REALTY TRUST, INC.
      ------------------------------------------------------
      (Exact name of registrant as specified in its Charter)



        Maryland                1-11918           94-3175659
- -----------------------------------------------------------------
(State or other jurisdiction  (Commission      (I.R.S. Employer
     of incorporation)        File Number)    Identification No.)



Four Embarcadero Center, Suite 3150
     San Francisco, CA                              94111
- -----------------------------------------------------------------
    (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code: (415) 391-4300
                                                    --------------

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number      Exhibit
- -------     -------

1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, which is being filed pursuant to Regulation S-K,
            Item 601(b)(25) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 33-80709, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.


SIGNATURES

            Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          TRINET CORPORATE REALTY TRUST, INC.



Date:  May 10, 1996                    By: /s/ A. William Stein
                                         -----------------------------------
                                         A. William Stein
                                         Executive Vice President and Chief
                                         Financial Officer
                                         (Authorized Officer of the Registrant
                                         and Principal Financial Officer)

                                                  This Form T-1 relates
                                                  to Registration Statement
                                                  No. 33-80709


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                            Statement of Eligibility
                      Under the Trust Indenture Act of 1939
                  of a Corporation Designated to Act as Trustee

                Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2) /X/


                          HARRIS TRUST AND SAVINGS BANK
                                (Name of Trustee)

        Illinois                                         36-1194448
 (State of Incorporation)                  (I.R.S. Employer Identification No.)

                 111 West Monroe Street, Chicago, Illinois 60603
                    (Address of principal executive offices)

                Judith Bartolini, Harris Trust and Savings Bank,
                311 West Monroe Street, Chicago, Illinois, 60606
                    312-461-2527 phone 312-461-3525 facsimile
           (Name, address and telephone number for agent for service)



                       TriNet Corporate Realty Trust, Inc.
                                (Name of obligor)

      Maryland                                           94-3175659
(State of Incorporation)                  (I.R.S. Employer Identification No.)


                             Four Embarcadero Center
                                   Suite 3150
                         San Francisco California 94111
                    (Address of principal executive offices)



                              Senior Debt Securities
                         (Title of indenture securities)

 1.  GENERAL INFORMATION.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Commissioner of Banks and Trust Companies, State of Illinois, Springfield, Illinois; Chicago Clearing House Association, 164 West Jackson Boulevard, Chicago, Illinois; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System,Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

          Harris Trust and Savings Bank is authorized to exercise corporate trust powers.

 2. AFFILIATIONS WITH OBLIGOR. If the Obligor is an affiliate of the Trustee, describe each such affiliation.

          The Obligor is not an affiliate of the Trustee.

 3. thru 15.

                  NO RESPONSE NECESSARY

16.  LIST OF EXHIBITS.

     1. A copy of the articles of association of the Trustee is now in effect which includes the authority of the trustee to commence business and to exercise corporate trust powers.

          A copy of the Certificate of Merger dated April 1, 1972 between Harris Trust and Savings Bank, HTS Bank and Harris Bankcorp, Inc. which constitutes the articles of association of the Trustee as now in effect and includes the authority of the Trustee to commence business and to exercise corporate trust powers was filed in connection with the Registration Statement of Louisville Gas and Electric Company, File No. 2-44295, and is incorporated herein by reference.

     2.   A copy of the existing by-laws of the Trustee.

          A copy of the existing by-laws of the Trustee was filed in connection with the Registration Statement of C-Cube Microsystems Inc., File No. 33-97166, and is incorporated herein by reference.

     3.   The consents of the Trustee required by Section 321(b) of the Act.

                  (included as Exhibit A on page 2 of this statement)

     4. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

               (included as Exhibit B on page 3 of this statement)

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HARRIS TRUST AND SAVINGS BANK, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 6th day of May, 1996.

HARRIS TRUST AND SAVINGS BANK


By: /s/ J. Bartolini
    -----------------------------
         J. Bartolini
         Vice President

EXHIBIT A

The consents of the trustee required by Section 321(b) of the Act.

Harris Trust and Savings Bank, as the Trustee herein named, hereby consents that reports of examinations of said trustee by Federal and State authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

HARRIS TRUST AND SAVINGS BANK


By: /s/ J. Bartonlini
    ----------------------------
         J. Bartolini
         Vice President

                                                                     EXHIBIT B

Attached is a true and correct copy of the statement of condition of Harris Trust and Savings Bank as of December 31, 1995, as published in accordance with a call made by the State Banking Authority and by the Federal Reserve Bank of the Seventh Reserve District.

                          [GRAPHIC OMITTED] HARRIS BANK

                          Harris Trust and Savings Bank
                             111 West Monroe Street
                             Chicago, Illinois 60603

of Chicago, Illinois, And Foreign and Domestic Subsidiaries, at the close of business on December 31, 1995, a state banking institution organized and operating under the banking laws of this State and a member of the Federal Reserve System. Published in accordance with a call made by the Commissioner of Banks and Trust Companies of the State of Illinois and by the Federal Reserve Bank of this District.

                         Bank's Transit Number 71000288

                                                                        THOUSANDS
                 ASSETS                                                 OF DOLLARS
Cash and balances due from depository institutions:
     Non-interest bearing balances and currency and coin ...                  $1,409,760
     Interest bearing balances .............................                    $457,700
Securities:
a.  Held-to-maturity securities ............................                          $0
b.  Available-for-sale securities ..........................                  $2,036,329
Federal funds sold and securities purchased under
  Agreements to resell in domestic offices of the
  bank and of its Edge and Agreement subsidiaries,
  and in IBF's:
    Federal funds sold .....................................                     $84,600
    Securities purchased under agreements to resell ........                     $79,345
Loans and lease financing receivables:
    Loans and leases, net of unearned income ...............        $7,472,020
         LESS:  Allowance for loan and lease losses ........           $94,153
    Loans and leases, net of unearned income, allowance, and
      reserve (item 4.a minus 4.b)                                            $7,377,867
Assets held in trading accounts                                                 $143,738
Premises and fixed assets (including capitalized leases ....                    $137,261
Other real estate owned ....................................                        $608
Investments in unconsolidated subsidiaries and associated
  companies.................................................                        $200
Customer's liability to this bank on acceptances
outstanding.................................................                     $95,326
Intangible assets ..........................................                     $18,881
Other assets ...............................................                    $405,945
                                                              ---------------------------
TOTAL ASSETS                                                                 $12,247,560
                                                              ===========================


                                        3






                                          LIABILITIES
Deposits:
     In domestic offices ...................................                  $4,902,609
        Non-interest bearing ...............................        $2,685,798
        Interest bearing ...................................        $2,216,811
     In foreign offices, Edge and Agreement subsidiaries,
        and IBF's ..........................................                  $2,392,853
        Non-interest bearing ...............................           $41,003
        Interest bearing ...................................        $2,351,850
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
     Federal funds purchased ...............................                    $826,480
     Securities sold under agreements to repurchase ........                  $1,277,657
Trading Liabilities
Other borrowed money .......................................                  $1,318,063
a.  With original maturity of one year or less .............                     $12,162
b.  With original maturity of more than one year ...........                     $95,326
Bank's liability on acceptances executed and outstanding
Subordinated notes and debentures ..........................                    $295,000
Other liabilities ..........................................                    $245,069
                                                             ---------------------------
TOTAL LIABILITIES                                                            $11,410,319
                                                             ===========================

                                 EQUITY CAPITAL
Common stock ...............................................                    $100,000
Surplus.....................................................                    $275,000
a.  Undivided profits and capital reserves..................                    $445,119
b.  Net unrealized holding gains (losses) on
    available-for-sale securities ..........................                     $17,122
                                                             ---------------------------
TOTAL EQUITY CAPITAL                                                            $837,241
                                                             ===========================
Total liabilities, limited-life preferred stock, and
equity capital .............................................                 $12,247,560
                                                             ===========================


         I, Steve Neudecker, Vice President of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                 STEVE NEUDECKER
                                     1/30/96

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and, to the best of our knowledge and belief, has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and the Commissioner of Banks and Trust Companies of the State of Illinois and is true and correct.

       JAMES J. GLASSER,
       ALAN G. McNALLY,
       MARIBETH S. RAHE
                                                            Directors.




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